Execution Copy

Exhibit 10.17

JOINDER AGREEMENT
(Existing Lender)

               THIS JOINDER AGREEMENT, dated as of April 20, 2004 (this “Agreement”), is by and among CIT LENDING SERVICES CORPORATION (“Increasing Lender”), IPC ACQUISITION CORP., a Delaware corporation (“Company”), CERTAIN SUBSIDIARIES OF THE COMPANY, as guarantors, GOLDMAN SACHS CREDIT PARTNERS L.P., as sole Lead Arranger and as Syndication Agent (“GSCP”), and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and as Collateral Agent (“GECC”).

RECITALS:

               WHEREAS, reference is hereby made to that certain AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of August 29, 2003 (as amended by that certain Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement, dated as of December 12, 2003, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”: the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Lenders party thereto from time to time, GSCP, GECC and CIT LENDING SERVICES CORPORATION, as Documentation Agent;

               WHEREAS, subject to the terms and conditions of the Credit Agreement, Company may increase the existing Revolving Commitments by entering into one or more Joinder Agreements;

               WHEREAS, Increasing Lender was a party to the Credit Agreement on the Effective Date and has a Revolving Commitment in the amount of $10,000,000; and

               WHEREAS, at Company’s request, as of the date hereof and subject to the terms and conditions hereof, Increasing Lender has agreed to increase its Revolving Commitment by $10,000,000 (the “New Revolving Loan Commitment”) to $20,000,000.

               NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     A. Increasing Lender hereby agrees to commit to provide the New Revolving Loan Commitment, as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

     Increasing Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it

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will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Syndication Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent and Syndication Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) reaffirms that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

     B. Increasing Lender hereby agrees to make the New Revolving Loan Commitment on the following terms and conditions:

1.	Credit Agreement Governs. Except as set forth in this Agreement, New Revolving Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents. The obligations of each Credit Party hereunder and under the new Revolving Loan Note issued in connection herewith constitute “Obligations” under the Credit Agreement.

2.	Company’s Certifications. By his or her execution of this Agreement, the undersigned officer of Company, to the best of his or her knowledge, hereby certifies in the name and on behalf of the Company as follows:

i.	The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

ii.	No event has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that would constitute a Default or an Event of Default; and

iii.	Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

3.	Company Covenants. By its execution of this Agreement, Company hereby covenants that:

i.	Company shall make any payments required pursuant to Section 2.16(c) of the Credit Agreement in connection with the New Revolving Loan Commitment;

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ii.	Company shall deliver or cause to be delivered the following legal opinions and documents: a new Revolving Loan Note in favor of Increasing Lender and an opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Credit Parties, together with all other documents reasonably requested by Administrative Agent in connection with this Agreement; and

iii.	Set forth on the attached Officer’s Certificate are the calculations (in reasonable detail) demonstrating compliance with the financial tests described in Section 6.8 of the Credit Agreement.

4.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the New Revolving Loans and New Revolving Loan Commitment made by Increasing Lender in the Register.

5.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

6.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

8.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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               IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

CIT LENDING SERVICES CORPORATION

By:	/s/ Nicholas D efABRizio

Name:	Nicholas D efABRizio
Title:	V. P.

IPC ACQUISITION CORP.

By:	/s/ John McSherry

Name:	John McSherry
Title:	Secretary

IPC INFORMATION SYSTEMS, LLC

By:	/s/ John McSherry

Name:	John McSherry
Title:	Secretary

V BAND CORPORATION

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

IPC INFORMATION SYSTEMS FAR EAST INC.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

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IPC INFORMATION SYSTEMS HOLDINGS, INC.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

IPC INFORMATION SYSTEMS HOLDINGS USA, INC.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

IPC INFORMATION SYSTEMS SERVICES, INC.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

IPC INFORMATION SYSTEMS HOLDINGS, L.L.C.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

IPC INFORMATION SYSTEMS HOLDINGS USA, L.L.C.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

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IPC INFORMATION SYSTEMS SERVICES, L.L.C.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

GAINS ACQUISITION CORP.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

IPC NETWORK SERVICES, INC.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

IPC FUNDING CORP.

By:	/s/ John McSherry

Name: John McSherry
Title: Secretary

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Consented to by:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Sole Lead Arranger and Syndication Agent

By:	/s/ Stephen King

Name: Stephen King
Title: Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION
as Administrative Agent and Collateral Agent

By:	/s/ Raymond N. Shu

Name: RAYMOND N. SHU
Title: DULY AUTHORIZED SIGNATORY

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SCHEDULE A
TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
CIT Lending Services Corporation	New Revolving Loan Commitment	$10,000,000

		($20,000,000 aggregate Revolving Commitment)

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